                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                ACMAT CORPORATION
                (Name of Registrant as Specified in Its Charter)
                                ACMAT CORPORATION
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     /X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
                                         $125
- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:
                                         PRE 14A
- --------------------------------------------------------------------------------
     (3) Filing party:
                                         Registrant
- --------------------------------------------------------------------------------
     (4) Date filed:
                                         5-16-1995
- --------------------------------------------------------------------------------

- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO]

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JUNE 29, 1995

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on June 29, 1995, at 11:00 A.M., for the following purposes:

     1. To elect six directors for the ensuing year;

     2. To approve the appointment of KPMG Peat Marwick LLP as auditors of the books and accounts of the Company for the current fiscal year;

     3. To approve and ratify the grant of stock options; and

     4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on May 8, 1995 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.

                                          HENRY W. NOZKO, SR.
June 1, 1995                              Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (203) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on June 29, 1995, at 11:00 A.M., at ACMAT's headquarters, 233 Main Street, New Britain, CT, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On May 8, 1995, there were outstanding 651,814 shares of Common Stock and 3,107,267 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on May 8, 1995 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about June 1, 1995.

  Security Ownership of Certain Beneficial Owners and Management

     As of May 8, 1995, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, each nominee for director, and by all directors and officers of the Company, as a group:

                                             NUMBER OF SHARES            PERCENTAGE          PERCENTAGE
                                CLASS          BENEFICIALLY               OF CLASS            OF TOTAL
      BENEFICIAL OWNER         OF STOCK          OWNED(1)              OUTSTANDING(%)     VOTING POWER(11)
- -----------------------------  --------     ------------------         --------------     ----------------
Henry W. Nozko, Sr. .........  Common              418,000(2)               64.13               43.66
                               Class A              40,000(2)(4)             1.27
Henry W. Nozko, Jr. .........  Common              138,024(2)(3)(4)         21.18               16.00
                               Class A             165,824(2)(4)             5.27
Ralph A. Hart................  Common                6,000                    .92                 .81
                               Class A              18,000                    .58
Victoria C. Nozko............  Class A              29,000                    .93                 .30
John C. Creasy...............  Common                3,300                    .51                 .45
                               Class A              10,000(5)                 .32
Michael J. Sullivan..........  Common                   --                     --                  --
                               Class A                  --                     --
Sheet Metal Workers' National
  Pension Fund...............  Class A           1,500,000(6)               32.56               13.48
AIG..........................  Class A           1,100,000(7)               26.15               10.26
Franklin Resources, Inc. ....  Class A             365,000(8)               11.75                3.79
Nicholas Company, Inc. ......  Class A             170,000(9)                5.47                1.77
The Environmental Venture
  Fund.......................  Class A             189,750(10)               6.11                1.97
The Apex Investment Fund.....  Class A             126,500(10)               4.07                1.31
The Productivity Fund........  Class A              63,250(10)               2.04                 .66
All Directors and Officers (8
  persons) as a Group........  Common              565,324                  86.73               61.09
                               Class A             309,474                   9.54

- ---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares.

(2) Does not include 14,260 shares of Common Stock nor 16,060 shares of Class A Stock held of record by ACMAT's qualified Thrift, Profit Sharing & Retirement Plan, of which Messrs. Nozko, Sr. and Nozko, Jr. are trustees. Address is 233 Main Street, New Britain, Connecticut 06050-2350.

 (3) Does not include 21,200 shares of Class A Stock and 3,000 shares of Common Stock held by Mr. Nozko, Jr. as custodian for his minor children nor 3,550 shares of Class A Stock and 1,500 shares of Common Stock held by his wife, Gloria C. Nozko.

 (4) Includes options to purchase 40,000 shares of Class A Stock.

 (5) Includes options to purchase 10,000 shares of Class A Stock. Excludes options to purchase 10,000 shares of United Coasts Stock.

 (6) Assumes the full conversion of $16,500,000 principal amount of 11.5% Convertible Note into 1,500,000 shares of Class A Stock. The Address of the Fund is Suite 500, 601 North Fairfax Street, Alexandria, VA 22314.

 (7) Assumes the full conversion of 10.5% Convertible Senior Notes held by AIG Life Insurance Company ($3,666,667) and American International Life Assurance Company of New York ($7,333,333) into 1,100,000 shares of Class A Stock. The address of each such noteholder is One Chase Manhattan Place, New York, New York 10005.

 (8) Address of Franklin Resources, Inc. is 777 Mariners Island Blvd. San Mateo, CA 94404

 (9) Address of Nicholas Company, Inc. is 700 North Water Street Milwaukee, WI 53202

(10) First Analysis Corporation is the managing general partner of The Environmental Venture Fund and The Productivity Fund and a general partner of The Apex Investment Fund. The address of each fund is 233 South Wacker Drive, Suite 9600, Chicago, IL 60606.

(11) Based upon one vote for each share of Company Common Stock and one-tenth vote for each share of Class A Stock.

                            1. ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, six in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the six nominees listed below. All of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                                     POSITION WITH THE COMPANY AND BUSINESS
                                    DIRECTOR                   EXPERIENCE DURING
           NAME             AGE      SINCE           LAST FIVE YEARS, INCLUDING OCCUPATION
- --------------------------  ---     --------     ----------------------------------------------
Henry W. Nozko, Sr.(1)....  75        1951       Chairman of the Board, President and Chief
                                                 Executive Officer of the Company. Chairman of
                                                 the Board and Director of United Coasts
                                                 Corporation, United Coastal Insurance Company,
                                                 ACSTAR Holdings, Inc. and ACSTAR Insurance
                                                 Company. Co-Chief Executive Officer of United
                                                 Coasts Corporation and United Coastal
                                                 Insurance Company.
Henry W. Nozko, Jr.(1)....  48        1971       Executive Vice President, Chief Operating
                                                 Officer, and Treasurer of the Company. Member
                                                 of the Audit Committee. President, Co-Chief
                                                 Executive Officer and Treasurer of United
                                                 Coasts Corporation and United Coastal
                                                 Insurance Company. President and Treasurer of
                                                 ACSTAR Holdings, Inc. and ACSTAR Insurance
                                                 Company. Member, Boards of Directors of United
                                                 Coasts Corporation, United Coastal Insurance
                                                 Company, ACSTAR Holdings, Inc., ACSTAR
                                                 Insurance Company and Three D Departments,
                                                 Inc.
Ralph A. Hart.............  90        1971       Consultant to and former Chairman of the Board
                                                 of Heublein, Inc. Member of the Compensation
                                                 Committee and Audit Committee.
Victoria C. Nozko(1)......  76        1982       Housewife during past five years. Member of
                                                 the Audit Committee.
John C. Creasy............  75        1987       Retired Chief Executive Officer of Danbury
                                                 Hospital, Member, Boards of Directors of
                                                 Danbury Hospital, Danbury Health Systems,
                                                 Inc., United Coasts Corporation and United
                                                 Coastal Insurance Company. Member of the
                                                 Compensation Committee and Audit Committee.
Michael J. Sullivan.......  50        1993       General Secretary-Treasurer of Sheet Metal
                                                 Workers' International Association.

- ---------------
(1) Mr. Henry W. Nozko, Sr. and Mrs. Victoria C. Nozko are husband and wife and Mr. Henry W. Nozko, Jr. is their son.

  Sheet Metal Workers' National Pension Fund

     The Pension Fund has the right to convert indebtedness of ACMAT to the Pension Fund in the principal amount of $16,500,000 into shares of Class A Stock at the current conversion price of $11.00 per share pursuant to the terms of a 30-year unsecured, $16,500,000 subordinated debenture dated July 1, 1992 and bearing interest at the annual rate of 11.5%.

     Henry W. Nozko, Sr., Henry W. Nozko, Jr. and the Pension Fund are parties to a voting agreement pursuant to which the parties have agreed to vote their respective shares of Class A Stock in favor of the Pension Fund's nominees to the ACMAT Board of Directors. Michael J. Sullivan, a director of ACMAT, currently serves as the General Secretary-Treasurer of the Sheet Metal Workers' International Association and is the Fund's nominee.

  AIG Life Insurance Company

     On July 18, 1989, the Company issued $15,000,000 in principal amount of 10.5% Convertible Senior Notes due June 30, 1999 to AIG Life Insurance Company and its affiliate, American International Life Assurance Company of New York. These Notes are convertible at any time into shares of Class A Stock at a current conversion price of $10.00 per share, subject to adjustment in certain events. At May 8, 1995, the Company had reserved 1,100,000 shares of Class A Stock for issuance pursuant to such conversion rights, which shares may be deemed beneficially owned by AIG Life Insurance Company and American International Life Assurance Company of New York. American International Group, Inc., the parent company of AIG Life Insurance Company, is a significant minority shareholder in Transatlantic Reinsurance Company, a reinsurer to which the Company, through Coastal Insurance and ACSTAR Insurance, ceded $665,000 in reinsurance premiums in the year ended December 31, 1994.

  Other Relationships

     During the year ended December 31, 1994, the Company paid to Dr. Arthur Cosmas $128,355 in fees in connection with consulting services rendered by Dr. Cosmas with respect to inspection and engineering services relating to ACMAT's asbestos abatement activities. Dr. Cosmas is the son-in-law of Henry W. Nozko, Sr. and Victoria C. Nozko and the brother-in-law of Henry W. Nozko, Jr.

COMMITTEES AND MEETINGS

     The Board of Directors of the Company held five meetings during 1994. No director attended less than 80% of the meetings. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 1994 only the Compensation Committee held a meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. These matters were discussed by the full Board of Directors throughout the year. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and the remuneration of each of the most highly compensated executive officers of the Company for the periods indicated.

                                                                            LONG-TERM
                                                      ANNUAL             COMPENSATION(B)        ALL
                                                  COMPENSATION(A)       -----------------      OTHER
                                                -------------------      ACMAT      UCC       COMPEN-
      NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS       OPTIONS   OPTIONS     SATION(C)
- ---------------------------------------  ----   --------   --------     -------   -------     -------
Henry W. Nozko, Sr.....................  1994   $390,000   $175,500          --        --     $ 9,506
Chairman, President and                  1993   $363,333   $195,000      15,000        --     $13,836
Chief Executive Officer                  1992   $350,000   $140,000          --    15,000     $14,485
Henry W. Nozko, Jr.....................  1994   $280,000   $126,000          --        --     $ 9,408
Executive Vice President and             1993   $260,000   $140,000      15,000        --     $13,743
Chief Operating Officer                  1992   $250,000   $100,000          --    15,000     $14,385
Robert H. Frazer, Esq..................  1994   $150,000   $ 67,500          --        --     $ 9,371
Vice President, Secretary                1993   $140,000   $ 60,000      15,000        --     $11,299
and General Counsel                      1992   $135,000   $ 54,000          --    15,000     $10,618
Michael P. Cifone......................  1994   $100,000   $ 45,000          --        --     $ 9,272
Vice President-Finance                   1993   $ 96,667   $ 50,000          --        --     $10,209
                                         1992   $ 89,650   $ 30,000          --    20,000     $ 7,498

- ---------------
(A) Amounts shown include cash compensation earned and received by the executive officers. There are no other forms of non-cash compensation or other perquisites for any executive officer.

    The Company has a Management Compensation Plan based upon earnings of the Company. As a guideline, the plan provides that participants may share in an incentive fund equal to 12% of pretax earnings, provided such pretax earnings amount to at least a 10% return on the Company's equity. However, both the participants and the amount of bonus are discretionary. In addition, the Company may offer separate incentives and commissions on an individual basis.

(B)  Options were granted for ACMAT Class A Stock and United Coasts Corporation
     (UCC) common stock.

(C) The amounts shown in this column represent contributions made by the Company to the Company's Thrift, Profit Sharing and Retirement Plan ("Plan"). The Plan provides that all nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's years of service and compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

     Directors who are not employees of the Company are paid an annual fee of $4,000. Certain directors and officers of the Company also serve as directors and officers of UCC and have been granted options to purchase UCC stock. These options are set forth in the table of year-end 1994 option values; except for options to purchase 25,000 shares granted to Mr. John C. Creasy in his capacity as a director of UCC. Mr. John C. Creasy exercised 15,000 options during 1994 and now holds 10,000 options.

     The following table provides information on options exercised during 1994 by the named Executive Officers and the value of their unexercised options at December 31, 1994.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END 1994 OPTION VALUES

                                                                                          VALUE OF UNEXERCISED
                                                               NUMBER OF UNEXERCISED          IN-THE-MONEY
                                      SHARES                   OPTIONS AT 12/31/94(1)    OPTIONS AT 12/31/94(2)
                                     ACQUIRED        VALUE     ----------------------    ----------------------
              NAME                  ON EXERCISE     REALIZED        EXERCISABLE               EXERCISABLE
- --------------------------------  ---------------   --------   ----------------------    ----------------------
Henry W. Nozko, Sr.
  -- ACMAT Options..............           --             --           40,000                   $130,000
  -- UCC Options................           --             --           25,000                     75,000

Henry W. Nozko, Jr.
  -- ACMAT Options..............           --             --           40,000                    130,000
  -- UCC Options................           --             --           25,000                     75,000

Robert H. Frazer
  -- ACMAT Options..............           --             --           30,000                     97,500
  -- UCC Options................           --             --           25,000                     75,000

Michael P. Cifone
  -- ACMAT Options..............           --             --           15,000                     48,750
  -- UCC Options................           --             --               --                          0

- ---------------
(1) Represents the number of options held at year end. All options were exercisable at December 31, 1994.

(2) Represents the total gain which would have been realized if all options for which the year-end stock price was greater than the exercise price were exercised on the last day of the year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed of two non-employee directors. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Management Compensation Plan.

     The Committee annually evaluates the Company's corporate performance, and its executive compensation and incentive programs compared with our own industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareowner value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer and other executive officers received no salary increases during 1994. There were awards made under the Management Compensation Plan based on the Company's performance in 1994.

     During 1995, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:
           Ralph Hart
           John Creasy

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1990 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.

                                                                                  CRSP I ndex
                                                                                  for Special
      Measurement Period         ACMAT Common    ACMAT Class A   NASDAQ Stock     Trade Con-
    (Fiscal Year Covered)            Stock           Stock       Market Index      tractors
1989                                     100.0           100.0           100.0           100.0
1990                                      96.0            61.0            84.9            56.8
1991                                      83.8            70.7           136.3            76.9
1992                                      82.8           100.0           158.6            91.1
1993                                      89.9            87.8           182.0            82.0
1994                                     122.2            90.2           178.0            67.1

                     2. APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year which began January 1, 1995. This firm has acted in a similar capacity for several years. The appointment will be submitted for approval by the stockholders at the meeting and the Board of Directors recommends a vote FOR approval.

     The Company has been advised by KPMG Peat Marwick LLP that no member of that firm has any direct financial interest or any material indirect financial interest in the Company and that it has never had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director or employee.

     Representatives of KPMG Peat Marwick LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the Company's financial statements.

                          3. APPROVAL OF STOCK OPTIONS

     In 1994, the Board of Directors approved stock options to officers as set forth below. The granting of these stock options is intended to advance the best interests of the Company by providing such personnel, who have substantial responsibility for its management and growth, with additional incentive by increasing their proprietary interest in the success of the Company.

     The following tabulation shows the name of the Optionee and the number of shares of ACMAT Class A and Common Stock covered by the Options for which stockholder approval is now being solicited. All of the options were granted at an exercise price of $8.50 per share for ACMAT Class A Stock Options and $10.75 for the Common Stock Options and must be exercised by September 23, 2004. The market value of these shares under the Options as of May 8, 1995 was $4,320,000.

                                                               NUMBER OF SHARES
                                                              COVERED BY OPTIONS
                                                             --------------------
            Henry W. Nozko, Sr............................   Class A      15,000
                                                             Common       50,000

            Henry W. Nozko, Jr............................   Class A      15,000
                                                             Common       50,000

            Ralph A. Hart.................................   Class A      15,000

            Victoria C. Nozko.............................   Class A      15,000

            John C. Creasy................................   Class A      15,000

            Michael J. Sullivan...........................   Class A      15,000

            Robert H. Frazer..............................   Class A      50,000

            Michael P. Cifone.............................   Class A      50,000

            Joseph D. Scollo, Jr..........................   Class A      50,000

     Neither the Company nor the Optionee realized taxable income for federal income tax purposes upon the grant of the Options because there was no readily ascertainable value for the Options on the grant date. However, upon the exercise of these options, the spread between the exercise price and the fair market value of the stock at the time of exercise will be taxable income to the Optionee for federal income tax purposes and, provided the Company complies with certain applicable withholding tax requirements, the Company will be entitled to a federal income tax deduction in the same amount.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 1996 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than April 1, 1996 to be considered for inclusion in the proxy statement and form of proxy relating to the 1996 Annual Meeting.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the six nominees of the Board of Directors which are set forth under the heading "Election of Directors"; (2) "FOR" the approval of the selection of KPMG Peat Marwick LLP as auditors; and
(3) "For" the approval of the grant of stock options.

                                          By order of the Board of Directors

                                          ROBERT H. FRAZER
                                          Secretary

June 1, 1995

                                  COMMON STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 1995

   The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on May 8, 1995 at the Annual Meeting of Shareholders to be held on June 29, 1995, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)


                                                               SEE REVERSE SIDE

/X/ Please mark your votes as in this example.

1.  Election of Directors.

                              WITHHOLD Authority
        FOR                      to vote for
    all nominees                 all nominees

        / /                           / /

    Nominees:  H. Nozko, Sr.
               H. Nozko, Jr.
               V. Nozko
               R. Hart
               J. Creasy
               M. Sullivan


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), Do not check either box and instead write that nominee's name(s) in the space provided below.


_______________________________________________________________________________

2. Proposal to approve the appointment of KPMG Peat Marwick LLP as auditors of the Corporation.

    FOR       AGAINST       ABSTAIN
    / /         / /           / /

3.  Proposal to approve and ratify the grant of stock options.

    FOR       AGAINST       ABSTAIN
    / /         / /           / /

4. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE




SIGNATURE(S):_____________________________________  DATE: _____________________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

                                 CLASS A STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 1995

   The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Class A Stock of ACMAT Corporation held of record by the undersigned on May 8, 1995 at the Annual Meeting of Shareholders to be held on June 29, 1995, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)


                                                               SEE REVERSE SIDE

/X/ Please mark your votes as in this example.

1.  Election of Directors.

                              WITHHOLD Authority
        FOR                      to vote for
    all nominees                 all nominees

        / /                           / /

    Nominees:  H. Nozko, Sr.
               H. Nozko, Jr.
               V. Nozko
               R. Hart
               J. Creasy
               M. Sullivan


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), Do not check either box and instead write that nominee's name(s) in the space provided below.


_______________________________________________________________________________

2. Proposal to approve the appointment of KPMG Peat Marwick LLP as auditors of the Corporation.

    FOR       AGAINST       ABSTAIN
    / /         / /           / /

3.  Proposal to approve and ratify the grant of stock options.

    FOR       AGAINST       ABSTAIN
    / /         / /           / /

4. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE




SIGNATURE(S):_____________________________________  DATE: _____________________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.